                           SCHEDULE 14A INFORMATION

              Consent Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Consent Statement           [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted by Rule
                                                 14a-6(e)(2))
[ ] Definitive Consent Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Oregon Steel Mills, Inc.
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               (Name of Registrant as Specified In Its Charter)


      Committee to Restore Shareholder Value at Oregon Steel Mills, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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


                  SUPPLEMENT TO CONSENT SOLICITATION STATEMENT
                            DATED DECEMBER 16, 1998


          The Committee to Restore Shareholder Value at Oregon Steel Mills, Inc. (the "Committee") is filing this Supplement to Consent Solicitation Statement in connection with the solicitation of consents (the "Solicitation") from the holders of Oregon Steel Mills, Inc.'s (the "Company's") common stock. The members of the Committee are The Crabbe Huson Group, Inc., the Amalgamated Bank of New York LongView MidCap 400 Index Fund and the American Federation of Labor and Congress of Industrial Organizations (the "AFL-CIO"). This Supplement updates the Consent Solicitation Statement dated December 16, 1998.

          On December 23, 1998, William B. Patterson, an employee of the AFL-CIO and a "participant" in the Solicitation within the meaning of Item 4 of Reg. 240.14a-101 promulgated pursuant to the Securities Exchange Act of 1934, purchased 265 shares (or .001%) of the Company's common stock. The new aggregate number of shares of the Company's common stock beneficially owned by participants in the Solicitation is 1,282,695 (or 4.98%).

Dated:  January 5, 1999


                              THE COMMITTEE TO RESTORE
                              SHAREHOLDER VALUE AT OREGON
                              STEEL MILLS, INC.